                      FIRST AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------

       THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") made and entered into as of October 23, 1996, among GLOBAL PAYMENT SYSTEMS LLC, a limited liability company organized under the laws of Georgia (the "Borrower"), the LENDERS listed on the signature pages hereof (the "Lenders"), and THE FIRST NATIONAL BANK OF CHICAGO, as agent for the Lenders (the "Agent").

                                  WITNESSETH:
                                  ----------

       WHEREAS, the Borrower, the Lenders, and the Agent are parties to a certain Credit Agreement dated as of July 16, 1996 (the "Credit Agreement");

       WHEREAS, the Borrower has requested that the Lenders and the Agent agree to amend certain covenants set forth in the Credit Agreement so as to facilitate the issuance of certain convertible debt securities by its Affiliate, National Data Corporation ("NDC");

       WHEREAS, the Lenders and the Agent have agreed, subject to certain terms, conditions, and requirements more particularly set forth in this First Amendment, to amend such covenants;

       NOW, THEREFORE, in consideration of the premises and for Ten Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.     DEFINED TERMS.  Except as otherwise expressly defined herein, capitalized
       -------------
terms used in this First Amendment that are defined the Credit Agreement are used herein with the respective meanings assigned to such terms in the Credit Agreement.

2.     AMENDMENTS TO SECTION 1.01 ("Definitions").  Section 1.01 of the Credit
       ------------------------------------------
Agreement is hereby amended as follows:

       (A) Each of the defined terms "Contribution Agreement" and "Loan Documents" and the accompanying definitions as now set forth in Section 1.01 of the Credit Agreement are deleted in its entirety and the following defined terms and accompanying definitions are substituted in lieu thereof:

          "Contribution Agreement" means the Amended and Restated Contribution
           ----------------------
     Agreement substantially in the form of Exhibit "J" executed and delivered
                                            -----------
     by the Borrower, the GPS Subsidiary Guarantors, NDC, and the NDC Subsidiary Guarantors in favor of the Agent for the ratable benefit of the Lenders, as the same may be amended, supplemented and restated from time to time.

          "Loan Documents" means this Agreement, the Notes, the Subsidiary
           --------------
     Guarantee, the NDC Guarantee, the NDC Subsidiary Guarantee, and the other documents and agreements contemplated hereby and executed by any of the Borrower, the GPS Subsidiary Guarantors, NDC, or the NDC Subsidiary Guarantors, in favor of the Agent or any Lender.

     (B) The following additional defined terms and accompanying definitions shall be included, in proper alphabetical order, in Section 1.01:

          "First Amendment to Credit Agreement" shall mean the First Amendment
           -----------------------------------
     to Credit Agreement dated as of October 23, 1996, among the Borrower, the Lenders, and the Agent.

          "GPS Subsidiary Guarantors" means, collectively, Modular Data, Inc.,
           -------------------------
     Global Payment Systems of Canada, Ltd., and each other Subsidiary of the Borrower that is required to Guarantee payment of the Obligations pursuant to the terms of this Agreement.

          "Indenture" means the trust indenture described in NDC's Form S-3
           ---------
     filed with the Securities and Exchange Commission on or about the date of the First Amendment to Credit Agreement, pursuant to which NDC's Convertible Subordinated Notes Due 2003 are to be issued in an aggregate principal amount not to exceed $143,750,000.

          "NDC" means National Data Corporation, a Delaware corporation, its
           ---
     successors and assigns.

          "NDC Banks" means, collectively, the "Banks" from time to time parties
           ---------
     to the NDC Credit Agreement.

          "NDC Credit Agreement" means the Credit Agreement among NDC, the NDC
           --------------------
     Banks, and Wachovia Bank of Georgia, N.A., as Agent, as amended by a certain First Amendment to Credit Agreement dated as of May 31, 1996, by a certain Second Amendment to Credit Agreement dated as of October 23, 1996, and as the same may hereafter be further amended, supplemented or restated from time to time (including any increase of the amount of commitments and loans thereunder agreed to by all of the NDC Banks).

          "NDC Guarantee" means the NDC Guarantee, substantially in the form of
           -------------
     Exhibit "L" attached to the First Amendment to Credit Agreement, made by
     -----------
     NDC in favor of the Agent for the ratable benefit of the Lenders, as the same may be amended, supplemented, or restated from time to time.

          "NDC Subsidiary Guarantors" means, collectively, all Subsidiaries of
           -------------------------
     NDC that, as of the date of the effectiveness of the First Amendment to Credit Agreement pursuant to paragraph 12 thereof, are "Subsidiary Guarantors" under the terms of the NDC Credit Agreement, and each additional Subsidiary of NDC required to become an additional party to the

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

     NDC Subsidiary Guarantee pursuant to the terms of the NDC Guarantee, and their respective successors and assigns.

          "NDC Subsidiary Guarantee" means the NDC Subsidiary Guarantee,
           ------------------------
     substantially in the form of Exhibit "M" attached to the First Amendment to
                                  -----------
     Credit Agreement, made by the NDC Subsidiary Guarantors, as the same may be amended, supplemented or restated from time to time.

3.   AMENDMENTS TO SECTION 3.02 ("Conditions to All Borrowings").  Section 3.02
     -----------------------------------------------------------
of the Credit Agreement is hereby amended by deleting clause (c) thereof in its entirety and substituting in lieu thereof the following clause (c):

          (c) the fact that the representations and warranties of the Borrower contained in Article IV of this Agreement, and the representations and warranties of NDC contained or incorporated in Section 2.01 of the NDC Guarantee, shall be true on and as of the date of such Borrowing, except for changes expressly permitted herein or in the NDC Credit Agreement, and except to the extent that such representations and warranties relate solely to an earlier date; and

4.   AMENDMENT TO SECTION 6.04 ("Restricted Payments").  Section 6.04 of the
     -------------------------------------------------
Credit Agreement is hereby amended by deleting said Section 6.04 in its entirety and substituting in lieu thereof the following Section 6.04:

          SECTION 6.04.  Restricted Payments.  The Borrower will not declare or
                         -------------------
     make any Restricted Payment if either immediately preceding or following the making or declaration of any such Restricted Payment there shall exist, or would exist after giving effect thereto, any Default or Event of Default hereunder (which has not been specifically waived in writing pursuant to Section 9.06).

5.   AMENDMENTS TO SECTION 7.01 ("Events of Default").  Section 7.01 of the
     ------------------------------------------------
Credit Agreement is hereby amended as follows:

     (A) Section 7.01(d) is deleted in its entirety and the following Section 7.01(d) substituted in lieu thereof:

          (D) any representation, warranty, certification or statement made or incorporated by reference in Article IV hereof, or in the First Amendment to Credit Agreement, the NDC Guarantee, the NDC Subsidiary Guarantee, or any other Loan Document, certificate, financial statement or other document delivered pursuant to this Agreement or the NDC Guarantee shall prove to have been incorrect or misleading in any material respect when made (or deemed made); or

     (B) Section 7.01(q) is deleted in its entirety and the following Section 7.01(q) substituted in lieu thereof:

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

          (q) (i) any of the Subsidiary Guarantees, the NDC Guarantee, or the NDC Subsidiary Guarantee shall cease to be enforceable, or (ii) the Borrower, NDC, or any GPS Subsidiary Guarantor or NDC Subsidiary Guarantor shall assert that any Loan Document is not enforceable; or

     (C) Section 7.01 is amended by adding a new Section 7.01(r) and a new
Section 7.01(s), as follows:

          (r) any "Event of Default" under the terms of the NDC Credit Agreement, or any "Event of Default" or any "Change of Control" under the terms of the Indenture shall have occurred under such agreements and, except in the event that either the Commitments hereunder have been terminated or the maturity of the Loans have been accelerated, such occurrence shall be continuing without cure by NDC, or waiver by the NDC Banks or the holders of the Convertible Subordinated Notes issued under the Indentures, as the case may be; or

          (s) NDC shall fail to observe or perform any covenant or agreement contained or incorporated by reference in Section 2.02 of the NDC Guarantee, and such failure (i) in the case of any covenant or agreement incorporated by reference in Section 2.02(d) thereof, shall not have been cured within any applicable grace period provided with respect thereto in the NDC Credit Agreement; or (ii) in the case of any other covenant or agreement contained or incorporated by reference in Section 2.02, shall not have been cured within 30 days after the earlier to occur of (x) written notice thereof having been given to the Borrower by the Agent at the request of any Lender, or (y) the Borrower otherwise becoming aware of any such failure;

6.   AMENDMENTS TO SECTION 9.08 ("Successors and Assigns").  Section 9.08 of the
     -----------------------------------------------------
Credit Agreement is hereby amended as follows:

     (A) the first sentence of Section 9.08(b) is deleted in its entirety and the following sentence substituted in lieu thereof:

          Any Lender may at any time sell to one or more Persons (each a "Participant") participating interests in any Loan owing to such Lender, any Note held by such Lender, and Commitment hereunder, or any other interest of such Lender hereunder, provided that simultaneously therewith
                                        --------
     such Lender sells identical participating interests to the same Person(s) in equal percentages in such corresponding "Loan," "Note," "Commitment" (as such terms are defined in the NDC Credit Agreement) and any other such interest of such Lender under the NDC Credit Agreement.

     (B) the first sentence of Section 9.08(c) is hereby deleted in its entirety and the following sentence substituted in lieu thereof:

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

          Any Lender may at any time assign to one or more banks or financial institutions (each an "Assignee") all or a proportionate part of all, of its rights and obligations under this Agreement, the Notes and any other Loan Documents and such Assignee shall assume all such rights and obligations, pursuant to an Assignment Agreement in the form attached hereto as Exhibit F, executed by such Assignee, such transferror Lender and
               ---------
     the Agent (and in the case of an Assignee that is not then a Lender, by the Borrower); provided that (i) simultaneously with such assignment, such
                --------
     Lender assigns to such Assignee identical rights and obligations in equal percentages under the NDC Credit Agreement and such corresponding "Notes," and any other "Loan Documents" (as those terms are defined in the NDC Credit Agreement) and such Assignee shall assume all such rights and obligations, pursuant to an Assignment Agreement in the form attached to the NDC Credit Agreement as Exhibit D, (ii) no interest may sold by a
                                 ---------
     Lender pursuant to this paragraph (c) unless the Assignee shall agree to assume ratably equivalent portions of the transferror Lender's Commitment hereunder and such transferror Lender's "Commitment" under the NDC Credit Agreement, (iii) the amount of the Commitment hereunder and the "Commitment" under the NDC Credit Agreement of the assigning Lender subject to such assignment (determined as of the effective date of the assignment) shall be equal to $5,000,000 (or any larger multiple of $1,000,000), and
     (iv) no interest may be sold by a Lender pursuant to this paragraph (c) to any Assignee that is not then a Lender, or an Affiliate of a Lender, without the prior written consent of the Borrower and the Agent, which consent of the Borrower and the Agent shall not be unreasonably withheld or delayed.

7.   REPLACEMENT OF EXHIBIT "J" ("Contribution Agreement").  Exhibit "J"
     -----------------------------------------------------   -----------
attached to the Credit Agreement is hereby amended by deleting said Exhibit "J"
                                                                    -----------
in its entirety and substituting in lieu thereof the form of Exhibit "J"
                                                             -----------
attached to this First Amendment.

8.   REPRESENTATIONS AND WARRANTIES.  The Borrower represents and warrants to
     ------------------------------
the Agent and the Lenders as follows:

     (A) all representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct on and as of the date of this First Amendment, except for changes expressly permitted therein, and except to the extent that such representations and warranties relate solely to an earlier date;

     (B) no Default or Event of Default has occurred and is continuing on the date hereof;

     (C) Borrower has the organizational power and authority to make, deliver and perform this First Amendment and has taken all necessary organizational action to authorize the execution, delivery and performance of this First Amendment. No consent or authorization of, or filing with, any Person (including, without limitation, any governmental authority), is required in connection with the execution, delivery or performance by the Borrower, or the validity or enforceability against the Borrower, of this First Amendment; and

     (D) this First Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws effecting the enforcement of creditors' rights generally and by general principles of equity.

9.   EFFECT OF FIRST AMENDMENT.  On and after the date this First Amendment
     -------------------------
becomes effective as provided in Paragraph 12 below, (i) each and every reference in the Credit Agreement to "hereof," "hereunder," "herein," "hereby" and each other similar reference, and each and every reference to "this Agreement" and each other similar reference, shall refer to the Credit Agreement as amended hereby, and as the same may be further amended, restated or supplemented from time to time, and (ii) each and every reference in the other Loan Documents to the Credit Agreement shall be deemed to refer to and mean the Credit Agreement as amended by this First Amendment, and as the same may be further amended, supplemented or restated from time to time. The Borrower confirms and agrees that (i) except as expressly amended herein, the Credit Agreement remains in full force and effect in accordance with its terms, and
(ii) all other Loan Documents remain in full force and effect in accordance with their respective terms.

10.  RATIFICATION.  The Borrower hereby restates, ratifies and reaffirms each
     ------------
and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof. To induce the Agent and the Lenders to enter into this First Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrower acknowledges and agrees that, as of the date hereof and after giving effect to the terms hereof, there exists no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the obligations arising under the Credit Agreement or the other Loan Documents.

11.  COUNTERPARTS.  This First Amendment may be executed in any number of
     ------------
counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

12.  CONDITIONS TO EFFECTIVENESS OF FIRST AMENDMENT.  This First Amendment shall
     ----------------------------------------------
not become effective or have any force or effect until each of the following conditions precedent has been satisfied:

     (A) the Second Amendment to Credit Agreement dated as of October 23, 1996, among NDC, the NDC Banks, and Wachovia Bank of Georgia, N.A., as Agent, executed with respect to the NDC Credit Agreement, shall have become effective in accordance with the terms thereof;

     (B) each of the NDC Guarantee, the NDC Subsidiary Guarantee, and the Contribution Agreement shall have been duly executed and delivered to the Agent for the benefit of the Lenders;

     (C) there shall have been delivered to the Agent the favorable opinions of
(i) Michael Ingram, general counsel of the Borrower, NDC, and the NDC Subsidiary Guarantors (NDC and the NDC Subsidiary Guarantors being herein collectively referred to as the "NDC Credit Parties"), and (ii) Alston & Bird, special counsel for the Borrower and the NDC Credit Parties, in each case dated as of the date of effectiveness of the First Amendment, in respect of the Borrower and the NDC Credit Parties and the documents described in the preceding clause (b), covering substantially the same matters covered in the form of Exhibit "H-1" and "H-2" attached to the Credit Agreement and such additional matters relating to the transactions contemplated hereby as the Agent or any Lender may reasonably request;

     (D) there shall have been delivered to the Agent a certificate, dated as of the date of the effectiveness of the First Amendment, signed on behalf of the Borrower by a principal financial officer of the Borrower, to the effect that
(i) no Default or Event of Default has occurred and is continuing on such date,
(ii) the representations and warranties of the Borrower contained in Article IV of the Credit Agreement and Paragraph 8 of this First Amendment are true and correct on and as of such date, and (iii) the condition set forth in clause (a) above is being satisfied simultaneously therewith;

     (E) there shall have been delivered to the Agent all documents which the Agent or any Lender may reasonably request relating to the existence of the Borrower and the NDC Credit Parties, the authority for and the validity of this First Amendment, the NDC Guarantee, and the NDC Subsidiary Guarantee, and any other matters relevant thereto, all in form and substance satisfactory to the Agent, including, without limitation, certificates of the Borrower and the NDC Credit Parties signed in each case by a Secretary or Assistant Secretary thereof, certifying as to the names, true signatures and incumbency of the officer or officers of the Borrower and the NDC Credit Parties authorized to execute and deliver such documents, and certified copies of the following items with respect to the Borrower and each NDC Credit Party: (i) the articles or certificate of incorporation, partnership agreement or operating agreement of such Person, (ii) a certificate of the Secretary of State of the jurisdiction of organization of such Person as to the good standing of such Person in such jurisdiction, and (iii) the action taken by the Board of Directors or comparable governing body of such Person authorizing the execution, delivery and performance of this First Amendment, the NDC Guarantee, the NDC Subsidiary Guarantee, and the Contribution Agreement, as applicable;

     (F) the final form and substance of the Indenture and NDC's Convertible Subordinated Notes Due 2003 as described in the Indenture shall be reasonably satisfactory to the Agent and the Lenders, and such Convertible Subordinated Notes shall have been issued in such form;

provided; however, in the event that NDC fails to issue such Convertible
--------  -------
Subordinated Notes on or before December 31, 1996, then in such event, this First Amendment shall be null and void, and of no force or effect.

13.  MISCELLANEOUS.  This First Amendment and the rights and obligations of the
     -------------
parties hereunder shall be construed in accordance with, and shall be governed in all respects by, the law of the State of Georgia, without giving effect to the conflict of law principles thereof. This First Amendment shall be binding on, and shall enure to the benefit of and be enforceable by, the respective successors and permitted assigns of the parties hereto. The Borrower agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments to the Credit Agreement herein contained.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their duly authorized officers or representatives as of the date first above written.

                              GLOBAL PAYMENT SYSTEMS LLC,
                              as Borrower


                              By: /s/ M. P. Stevenson
                                  ----------------------------------
                                  Name:  M. P. Stevenson
                                  Title: Treasurer

                              Attest:  /s/ E. Michael Ingram
                                       -----------------------------
                                       Name:  E. Michael Ingram
                                       Title: Secretary


                              THE FIRST NATIONAL BANK OF CHICAGO,
                              as Agent and as Lender


                              By: /s/ Edwin Adams, Jr.
                                  ----------------------------------
                                  Name:  Edwin Adams, Jr.
                                         ----------------
                                  Title: Corporate Banking Officer
                                         -------------------------


                              SUNTRUST BANK, ATLANTA,
                              as Lender


                              By: /s/ Dennis H. James, Jr.
                                  ----------------------------------
                                  Name:  Dennis H. James, Jr.
                                         --------------------
                                  Title: Assistant Vice President
                                         ------------------------


                              By: /s/  John G. Taylor
                                  ----------------------------------
                                  Name:  John G. Taylor
                                         --------------
                                  Title: Vice President
                                         --------------

                              WACHOVIA BANK OF GEORGIA, N.A.,
                              as Lender

                              By: /s/ William B. Nixon
                                  ----------------------------------
                                  Name:  William B. Nixon
                                         ----------------
                                  Title: Vice President
                                         --------------

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